POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 28, 2012 TO THE
SUMMARY PROSPECTUS DATED MARCH 1, 2012 OF:

PowerShares Fundamental High Yield® Corporate Bond Portfolio

Effective January 1, 2013, Research Affiliates, LLC is changing the name of the RAFI® High Yield Bond Index (the "Underlying Index"), which is the underlying index of the PowerShares Fundamental High Yield® Corporate Bond Portfolio. On that date, the name of the RAFI® High Yield Bond Index will become the RAFI® Bonds US High Yield 1-10 Index. There will be no change to the methodology by which RAFI calculates the Underlying Index.

As a result, effective as of that date, the Summary Prospectus is changed as follows:

•  All references to the RAFI® High Yield Bond Index are deleted and replaced with the following:

  RAFI® Bonds US High Yield 1-10 Index

Please Retain This Supplement For Future Reference.

P-PHB-SUMPRO-1 SUP-2 122812